UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)   December 27, 2001
                                                            ------------------
                                                            (December 20, 2001)
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                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


           New Mexico                Commission                85-0019030
----------------------------                             -----------------------
(State or Other Jurisdiction     File Number 1-6986         (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 9.  Regulation FD Disclosure

The following is a press release issued by the Company on December 20, 2001 and is being filed herewith as a Regulation FD Disclosure.

                 PNM Moves to Dismiss Western Resources Lawsuit

ALBUQUERQUE, N.M. December 20, 2001 - PNM, Public Service Company of New Mexico (NYSE:PNM) today asked a New York court to dismiss a lawsuit filed against PNM by Western Resources on November 20.

In a motion filed with the New York Supreme Court, PNM argues that the Western Resources action is in reality nothing more than a response to a suit PNM filed against Western Resources October 12.

Because both lawsuits deal with the alleged breach of an agreement that would have resulted in the combination of the utility operations of PNM and Western Resources, in today's filing PNM asks the court to either dismiss the Western Resources suit, stay the action until completion of PNM's own lawsuit, or consolidate the two actions.

PNM's lawsuit against Western claims that rulings from the Kansas Corporation Commission prohibit WRI from completing the transaction with PNM as originally structured; and that Western Resources breached its agreement with PNM by misrepresenting the regulatory approvals needed to complete the transaction.

PNM is a combined electric and gas utility serving approximately 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM stock is traded primarily on the NYSE under the symbol PNM.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrant)


Date:  December 27, 2001                        /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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